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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 3, 1999
                                                            -----------


                                EBANK.COM, INC.
                            -------------------------
                            (Exact name of registrant
                          as specified in its charter)



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
   Georgia                              333-41545                                58-2349097
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(State or other                        (Commission                            (I.R.S. Employer
jurisdiction of                        File Number)                           Identification No.)
incorporation)

2410 Paces Ferry Road, Atlanta, Georgia                                             30339
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(Address of principal executive offices)                                         (Zip Code)
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       Registrant's telephone number, including area code: (770) 863-9229
                                                           --------------



                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                               Page 1 of 5 Pages
                      The Exhibit Index Appears on Page 4
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ITEM 5.  OTHER EVENTS.

         On May 3, 1999, the Company announced that the trading symbol for its common stock has changed from "STCH" to "EBDC" effective May 3, 1999. The new corporate trading symbol reflects the previously announced change in the corporate name and the Company's strategic plan to launch its new Internet banking product and service line by the end of the second quarter of 1999. As previously announced, the Company has also acquired the Internet domain name, ebank.com, which is currently under construction and will be in service in the second quarter.

         A copy of the Company's press release announcing the symbol change is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

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
            Exhibit No.               Description
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
                99.2                  Press release issued May 3, 1999
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ebank.com, Inc.



                                    By:      /s/ Richard A. Parlontieri
                                       -----------------------------------------
                                         Richard A. Parlontieri, President

Dated:  May 5, 1999



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                                  Exhibit Index

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
Exhibit No.            Description                                    Sequential Page Number
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
    99.1               Press release issued May 3, 1999                       Page 5
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